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                                                                   EXHIBIT 10.30

                    AMENDMENT TO SOFTWARE LICENSE AGREEMENT
                         AND SOFTWARE SUPPORT AGREEMENT

THIS AGREEMENT (the "Amendment"), is made as of June 4, 1999, (the "Effective Date") by and between JDA SOFTWARE, INC., an Arizona Corporation ("JDA") and WEISS & NEUMAN, a Missouri corporation ("Licensee").

                                    RECITALS

A. JDA and Licensee have previously entered into a Software License Agreement, dated June 3, 1999 (the "License Agreement").

B. JDA and Licensee have previously entered into a Software Support Agreement, dated June 3, 1999 (the "Support Agreement").

C. JDA and Licensee now desire to amend the License Agreement to provide Licensee with additional software products on similar terms as the software products licensed to Licensee in the License Agreement and to amend the Support Agreement to provide Licensee with maintenance for the additional software products which will be licensed.

NOW, THEREFORE, in consideration of the foregoing recitals, the execution of the License Agreement and Support Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree:

                                   AGREEMENT

I.         The License Agreement is amended as follows:

                  A. SECTION 1.1 "Documentation" shall include the Documentation set forth on Exhibit A-1 herein;

                  B. SECTION 1.3 "Standard Software" and SECTION 1.4, "Module" shall include the modules of Software described on Exhibit A-1. ("Additional Modules")

                  C. EXCLUSIONS. Section 6.1 shall not apply to the Additional Modules.

                  D. ADDITIONAL MODULE FEES. Licensee shall pay to JDA Additional Modules Fees in the amount of $324,750.00, plus tax, for use of the Additional Modules for Licensee's internal information processing at the number of users indicated on Exhibit A-1. The Additional Modules Fees shall be due and payable as follows:

                          (a) Fifty percent (50%) of the Additional Modules Fees, plus tax on the entire Additional Modules Fees, shall be due and payable on the Effective Date; and

                          (b) Fifty percent (50%) of the Additional Module Fees shall be due and payable fifty (50) days after the Effective Date.

II.              The Support Agreement is amended as follows:

                  A.    THE EXHIBIT A shall be amended to include Additional
                        Modules.

                  B. SECTION 3.1 shall be amended to provide that Licensee will pay to JDA in advance on the first day of each year the Additional Modules Service Fee, commencing thirty
                        (30) days from the Effective Date of this Amendment and continuing on the first day of each year thereafter. The "Additional Modules Service Fee" will mean (a) for each year of the first thirty-six (36) months for which the Additional Modules Service Fee is payable, an amount equal to twenty percent (20%) multiplied by the Fee paid for the license of the Additional Modules, and (b) during each successive twelve (12) month period (or portion thereof) of this Amendment, the Additional Modules Service Fee will be the Additional Modules Service Fee




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                  increased by no more than five (5%) percent. Nothing in this
                  Agreement will prohibit increases in the Additional Modules Service Fee as a result of Licensee's future licenses of additional software. Nothing in this paragraph will affect the Service Fees paid by Licensee under the Support Agreement.

III. Capitalized terms used herein and not defined herein shall have their respective meanings assigned to them in the License Agreement and Support Agreement.

IV. The License Agreement and the Support Agreement, as amended by this Amendment, shall remain in full force and effect following the execution and delivery of this Amendment. All terms not modified herein shall apply to the Additional Modules as if such were licensed in the License Agreement. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. This Amendment shall be governed by and construed under and pursuant to the laws of the State of Arizona, without regard to its principles of conflicts of laws.

V. In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the License Agreement, or Support Agreement, the terms and conditions of this Amendment shall control.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Amendment, and it shall be effective, as of the Effective date.

WEISS & NEUMAN                               JDA SOFTWARE, INC.



Signature /s/ Lawrence L. Spanley Jr.        Signature /s/ James D. Armstrong
          ---------------------------                  ----------------------

Name    Lawrence L. Spanley Jr.              Name   James D. Armstrong
    ---------------------------------             ---------------------------

Title   Vice President -- Finance            Title Co-Chief Executive Officer
      -------------------------------              --------------------------

Date    6/7/99                               Date
     --------------------------------             ---------------------------



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   [Exhibit A-1 Additional Modules, omitted. The Registrant undertakes to furnish supplementally a copy of such omitted exhibit to the Commission upon request.]